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                                                               EXHIBIT NO. 10.11

               FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


               This First Amendment to Asset Purchase Agreement dated as of August 31, 1998, is by and among SC/NE, LLC, a Delaware limited liability company ("Buyer"), Nextera Enterprises, L.L.C., a Delaware limited liability company, ("Nextera"), Sibson & Company, L.P., a Delaware limited partnership (the "Seller") on behalf of itself and as the Shareholder Representative of the Shareholders (as defined in the Purchase Agreement as hereinafter defined), Sibson & Company, Inc., a Delaware corporation ("General Partner") and SC2, Inc., a Delaware corporation ("Limited Partner").


                               W I T N E S S E T H

               WHEREAS, by that Asset Purchase Agreement, dated as of August 31, 1998 (the "Purchase Agreement"), the parties thereto have agreed, among other things, that Seller shall sell substantially all of its assets to Buyer, Buyer shall assume certain liabilities of Seller and Nextera shall provide certain consideration to Seller as more particularly described in the Purchase Agreement;

               WHEREAS, Buyer, Nextera, the Seller, on behalf of itself and the Shareholders, General Partner and Limited Partner desire to modify and amend the Purchase Agreement and certain exhibits to the Purchase Agreement as provided herein; and

               WHEREAS, Seller was appointed by the Shareholders to serve as the Shareholder Representative for purposes of amending the Purchase Agreement.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Purchase Agreement, and of other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns, hereby agree as follows:

               1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

               2. Purchase Price. The provisions of Section 2.4 of the Purchase Agreement are modified as follows:

                    (a) The first sentence of Section 2.4(a) is hereby deleted and the following is inserted in lieu thereof:

                    In consideration of the sale, transfer, assignment, conveyance and delivery of an undivided 84.18% interest in the Assets by Seller to Buyer and in reliance upon the representations and warranties of Seller herein contained and made at the Closing and upon the terms









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                    and subject to the satisfaction or waiver by the party
                    entitled thereto of all of the conditions set forth herein, Buyer agrees that at the Closing, it will pay to Seller the aggregate amount of Thirty Four Million Seven Hundred Sixty Three Thousand Nine Hundred Dollars ($34,763,900) (the "Purchase Price") (to be paid by wire transfer of immediately available funds) and shall assume the Assumed Liabilities pursuant to this Agreement.

                    (b) The first sentence of Section 2.4(b) is hereby deleted and the following is inserted in lieu thereof:

                    In consideration of the contribution of an undivided 15.82% interest in the Assets by Seller to Buyer and in reliance upon the representations and warranties of Seller herein contained and made at the Closing and upon the terms and subject to the satisfaction or waiver of all of the conditions set forth herein, Buyer agrees that at the Closing, it will (i) deliver to Seller the aggregate amount of 1,828,539 Nextera Class A Units issued by Nextera in Seller's name pursuant to the Nextera Operating Agreement and (ii) deliver to the Escrow Agent 784,548 Nextera Class A Units (the "Escrow Amount") issued by Nextera in Seller's name pursuant to and in accordance with the terms of the Nextera Operating Agreement and to be held in the manner described in the Escrow Agreement to be executed in substantially the form attached hereto as Exhibit B

          2. Notices. The provision of Section 14.3 of the Purchase Agreement listing the address of "Steven Landberg" under the heading "TO THE SHAREHOLDERS" is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           Steven Landberg
                           9 Tuthill Avenue
                           Rowayton, CT 06853

          Notwithstanding anything to the contrary in the Purchase Agreement or other agreements related thereto, the parties acknowledge that Steven Landberg's state of residence is Connecticut.

          3. Exhibit A to Purchase Agreement; Shareholders. Exhibit A to the Purchase Agreement is hereby deleted and replaced in its entirety and in lieu thereof with the "Amended Exhibit A to Purchase Agreement" attached hereto.

          4. Exhibit C to Purchase Agreement; Shareholders. Exhibit C to the Purchase Agreement is hereby deleted and replaced in its entirety and in lieu thereof with the "Amended Exhibit C to Purchase Agreement" attached hereto.


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          5. Exhibit L to Purchase Agreement; Business Plan. Exhibit L to the
Purchase Agreement is hereby modified by adding after the Buyer Operating Agreement the "Business Plan" attached hereto as "Amended Exhibit L to Purchase Agreement."

          6. Exhibit N to Purchase Agreement. The Stockholders Agreement attached as Exhibit C to the Exchange Agreement attached as Exhibit N to the Purchase Agreement is hereby modified as follows: (a) "Fred Mendelsohn" is hereby added as a party to the Stockholders Agreement and a signature block is hereby added for such individual; (b) the name "Fred Mendelsohn" is hereby added to the Table of Stockholders attached as Schedule A to the Stockholders Agreement; (c) the names "Paul Britton," "Michael Hogan," "David Rainville" and signature blocks for such individuals are hereby removed from the signature pages to the Stockholders Agreement; and (d) "Paul Britton," "Michael Hogan," "Barbara McInerney" and "McInerney Children's Trust" are hereby removed from the Table of Stockholders attached as Schedule A to the Stockholders Agreement.

          7. Exhibit S to Purchase Agreement; PNC Bank. The attached "Exhibit S to Purchase Agreement" regarding the assignment to, and assumption by, Buyer of Seller's Revolving Credit Facility with PNC Bank, National Association, and all indebtedness thereunder (which includes a release of Seller and its Subsidiaries from all obligations thereunder) shall be appended to the Purchase Agreement as Exhibit S thereto.

          8. Exhibit A to Escrow Agreement; Shareholders. Exhibit A to the form of Escrow Agreement attached as Exhibit B to the Purchase Agreement is hereby deleted and replaced in its entirety and in lieu thereof with the "Amended Exhibit A to Escrow Agreement" attached hereto.

          9. Exhibit A to Exchange Agreement; Shareholders. Exhibit A to the form of Exchange Agreement attached as Exhibit N to the Purchase Agreement is hereby deleted and replaced in its entirety and in lieu thereof with the "Amended Exhibit A to Exchange Agreement" attached hereto.

          10. Full Force and Effect of Agreement. As modified and amended by this First Amendment, all of the terms, covenants and conditions of the Purchase Agreement are hereby ratified and confirmed and shall continue to be and remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                     BUYER:

                                     SC/NE, LLC, a Delaware limited
                                     liability company

                                     By:   NEXTERA ENTERPRISES, L.L.C.
                                     Its:  Sole Member

                                     By:   /s/  MICHAEL P. MULDOWNEY
                                        ---------------------------------------
                                          Name: Michael P. Muldowney
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------


                                     NEXTERA:


                                     NEXTERA ENTERPRISES, L.L.C., a Delaware
                                     limited liability company


                                     By:  /s/  MICHAEL P. MULDOWNEY
                                        ---------------------------------------
                                          Name: Michael P. Muldowney
                                               --------------------------------
                                          Title:  Chief Financial Officer
                                                -------------------------------



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                                     SELLER:


                                     SIBSON & COMPANY, L.P., a Delaware
                                     limited partnership

                                     By:  Sibson & Company, Inc.,
                                     its General Partner


                                     By:  /s/  DOUGLAS J. TORMEY
                                        ---------------------------------------
                                          Name:  Douglas J. Tormey
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------


                                     GENERAL PARTNER:


                                     SIBSON & COMPANY, INC.,
                                     a Delaware corporation


                                     By:  /s/  DOUGLAS J. TORMEY
                                        ---------------------------------------
                                          Name:   Douglas J. Tormey
                                               --------------------------------
                                          Title:  Vice President
                                                -------------------------------


                                     LIMITED PARTNER:

                                     SC2, Inc., a Delaware corporation


                                     By:  /s/  DOUGLAS J. TORMEY
                                        ---------------------------------------
                                          Name:  Douglas J. Tormey
                                               --------------------------------
                                          Title: Vice President
                                                -------------------------------


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                                     SHAREHOLDER REPRESENTATIVE:

                                     SIBSON & COMPANY, L.P.,
                                     a Delaware limited partnership

                                     By:  Sibson & Company, Inc.,
                                          its General Partner

                                     By:  /s/  DOUGLAS J. TORMEY
                                        ---------------------------------------
                                          Name:    Douglas J. Tormey
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------